                                                                    EXHIBIT 23.2


                                ERNST & YOUNG LLP






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the use of our report dated June 10, 1996, and to all references to our firm included in or made part of the Registration Statement on Form S-4 and related Prospectus of Vanstar Corporation for the registration of 350,000 shares of its common stock.


                              /s/ ERNST & YOUNG LLP



San Jose, California
August 9, 1996